UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): January 2, 2007

                        NATIONAL INVESTMENT MANAGERS INC.
               (Exact Name of Registrant as Specified in Charter)

         Florida                  000-51252                       59-2091510
------------------------   ------------------------   ---------------------------------
(State of Incorporation)   (Commission File Number)   (IRS Employer Identification No.)

                        420 Lexington Avenue, Suite 2420
                            New York, New York 10170
               (Address of principal executive offices) (Zip Code)

                                 (212) 389-7832
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                            Stephen M. Fleming, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 2, 2007, National Investment Managers Inc. (the "Company") entered into and closed a Stock Purchase Agreement (the "Agreement") with Jo Ann Massanova and Carmen Laverghetta ("Sellers") and Benefit Dynamics, Inc. ("BDI"). Pursuant to the Agreement, the Company acquired and, the Sellers sold, 100% of the outstanding securities in BDI. BDI is engaged in the business of retirement planning, pension plan design and administration.

In consideration for 100% of the outstanding securities in BDI, the Company paid the Sellers $300,000 in cash and issued the Sellers promissory notes for an aggregate of $200,000 with the first promissory note in the amount of $100,000 payable March 2, 2008 and the second promissory note in the amount of $100,000 payable March 2, 2009.

In connection with the acquisition of 100% of the outstanding securities in BDI described above, the Company entered into the following agreements:

      o a Non-Competition, Non-Disclosure and Non-Solicitation Agreement between the Company and the Sellers;

      o an Employment Agreement with Jo Ann Massanova for a period of two years with compensation of $165,000 per year;

      o an Employment Agreement with Carmen Laverghetta for a period of two years with compensation of $90,000 per year; and

      o a Stock Option Agreement with Jo Ann Massanova pursuant to which the Company granted Ms. Massanova the option to purchase 100,000 shares of common stock at $0.50 per share.

The Company utilized funds raised in its private offerings of its securities to finance the cash component of the purchase price. As previously disclosed, on May 30, 2006, the Company entered into agreements with Laurus Master Fund, Ltd. ("Laurus") pursuant to which the Company sold debt and a warrant to purchase common stock of the Company to Laurus in a private offering pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. In accordance with the security agreements entered between the Company and Laurus, BDI and Laurus entered into a Joinder Agreement pursuant to which the assets of BDI were collateralized by Laurus and the securities of BDI were pledged to Laurus.

Prior to the acquisition of BDI, no material relationship existed between the Company and the Sellers and/or their affiliates, directors, officers or any associate of an officer or director.

BDI currently serves approximately 300 plans through its office located in Cherry Hills, New Jersey.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial Statements of businesses acquired.

      Not applicable

(b)   Proforma Financial Information

      Not applicable

(c)   Index of Exhibits.

Exhibit No.   Exhibit Description
-----------   ------------------------------------------------------------------

10.1 Stock Purchase Agreement by and between National Investment Managers Inc., Benefit Dynamics, Inc., Jo Ann Massanova and Carmen Laverghetta

10.2 Form of Promissory Note issued by National Investment Managers Inc. payable March 2, 2008

10.3 Form of Promissory Note issued by National Investment Managers Inc. payable March 2, 2009

10.4 Employment Agreement entered between Benefit Dynamics, Inc. and Jo Ann Massanova

10.5 Employment Agreement entered between Benefit Dynamics, Inc. and Carmen Laverghetta

10.6 Non-Competition, Non-Disclosure and Non-Solicitation Agreement between National Investment Managers Inc. and Jo Ann Massanova

10.7 Non-Competition, Non-Disclosure and Non-Solicitation Agreement between National Investment Managers Inc. and Carmen Laverghetta

10.8          Joinder Agreement between Laurus Master Fund, Ltd. and Benefit
              Dynamics, Inc.

10.9 Stock Option Agreement entered by and between the Company and Jo Ann Massanova


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATIONAL INVESTMENT MANAGERS INC.


By: /s/ Leonard A. Neuhaus
    -----------------------------
Name: Leonard A. Neuhaus
Title: Chief Financial Officer and Chief Operating Officer

Date: January 4, 2007


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